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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2003

                                 EDO CORPORATION
             (Exact name of Registrant as specified in its charter)

             NEW YORK                                 3812                            11-0707740
   (State or Other Jurisdiction           (Primary Standard Industrial             (I.R.S. Employer
of Incorporation or Organization)          Classification Code Number)           Identification No.)


                             -----------------------
                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000

 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                             -----------------------
                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                            -----------------------


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ITEM 9. REGULATION FD DISCLOSURE

     Attached hereto as Exhibits 99.1 and 99.2 are the 18 U.S.C. Section 1350 certifications of James M. Smith, Chairman, President and Chief Executive Officer and Frederic B. Bassett, Vice President-Finance, Treasurer and Chief Financial Officer relating to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EDO CORPORATION

                                        /s/ Lisa M. Palumbo
                                        ----------------------------------------
                                        By: Lisa M. Palumbo
                                        Title: Vice President & General Counsel

Date: March 13, 2003







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                                  EXHIBIT INDEX

Number         Exhibit

99.1           Certification of Principal Executive Officer dated March 13, 2003

99.2           Certification of Principal Financial Officer dated March 13, 2003